Void after December 1, 2003                                     Warrant No. EP-1
Eagle-Picher Technologies, LLC                       to acquire 4,000,000 shares


            This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933. This Warrant and such shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act which exemption must be established to the reasonable satisfaction of the Company. This Warrant and such shares may not be transferred except upon the conditions specified in this Warrant, and no transfer of this Warrant or such shares shall be valid or effective unless and until such conditions shall have been complied with.


                                ISONICS CORPORATION

                           COMMON STOCK PURCHASE WARRANT


      Isonics Corporation (the "Company"), having its principal office at 5906 McIntyre Street, Golden, Colorado, 80403 hereby certifies that, for value received, EAGLE-PICHER TECHNOLOGIES, LLC, or permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time on or from time to time after the date hereof (the "Original Issue Date") and before 5:00 P.M., New York City time, on May 30, 2003, or as otherwise defined herein (the "Expiration Date"), 4,000,000 fully paid and non-assessable shares of Common Stock of the Company, at the initial Purchase Price per share (as defined below) of $3.75. The number and character of such shares of Common Stock and the Purchase Price per share are subject to adjustment as provided herein.

      1. DEFINITIONS. As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

            The term "Affiliate" means, with respect to any Person, (i) any Person directly or indirectly controlling, controlled by, or under common control with another Person, including, without limitation, any director or executive officer thereof, or (ii) any family member of such controlling Person. For purposes of determining whether a Person is an Affiliate, the term ?control? shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of securities, contract or otherwise.

            The term "Company" includes the Company and any corporation which shall succeed to or assume the obligations of the Company hereunder.

            The term "Common Stock" includes all stock of any class or classes (however designated) of the Company, authorized upon the Original Issue Date or thereafter, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency).

            The term "Exchange Act" means the Securities Exchange Act of 1934 as the same shall be in effect at the time.

            The term "Expiration Date" means the date set forth in the first paragraph above.

            The term "Holder" means any record owner of this Warrant or Underlying Securities.

            The term "Nasdaq" shall mean the Nasdaq Small Cap Market or other principal market on which the Common Stock is traded.

            The term "Original Issue Date" shall mean November 30, 1999.

            The term "Person" shall mean any person or entity.

            The term "Purchase Price per share" shall be the then applicable exercise price for one share of Common Stock.

            The term "Securities Act" means the Securities Act of 1933 as the same shall be in effect at the time.

            The term "Underlying Securities" shall mean any Common Stock or other securities issued or issuable upon exercise of Warrants.

            The term "Warrant" shall mean, as applicable, this Warrant or each right as set forth in this Warrant to purchase one share of Common Stock, as adjusted.

      2.    EXERCISE OF WARRANT.

            2.1 EXERCISE IN FULL. Subject to the provisions hereof, this Warrant may be exercised in full by the Holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such Holder, to the Company at its principal office accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock called for on the face of this Warrant (without giving effect to any adjustment therein) by the Purchase Price per share.

            2.2 PARTIAL EXERCISE. Subject to the provisions hereof, this Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in Section 2.1 except that the amount payable by the Holder upon any partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock (without giving effect to any adjustment therein) designated by the Holder in the subscription at the end hereof by (b) the Purchase Price per share. No partial exercise may be accomplished for fewer than 1,000,000 shares. Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant or Warrants of like tenor, in the name of the Holder hereof or (upon payment by such Holder of any applicable transfer taxes) as such Holder may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the Holder in the subscription at the end hereof.

            2.3 EXERCISE BY SURRENDER OF WARRANT OR SHARES OF COMMON STOCK. In addition to the method of payment set forth in Sections 2.1 and 2.2 and in lieu of any cash payment required thereunder, the Holder of the Warrants shall have the right at any time and from time to time to exercise the Warrants in full or in part by surrendering shares of Common Stock or the Warrant Certificate in the manner and at the place specified in Section 2.1 as payment of the aggregate Purchase Price per share for the Warrants to be exercised. The number of Warrants or shares of Common Stock to be surrendered in payment of the aggregate Purchase Price for the Warrants to be exercised shall be determined by multiplying the number of Warrants to be exercised by the Purchase Price per share, and then dividing the product thereof by an amount equal to the Market Price (as defined below). As used herein, the phrase "Market Price" at any date shall be deemed to be (i) if the principal trading market for such securities is any exchange, the last reported sale price, or, in case no such reported sale takes place on such date, the last reported sale prices for the previous ten (10) trading days in which a sale was reported, in either case as officially reported on any consolidated tape, (ii) if the principal market for such securities is the over-the-counter market, the high bid price on such trading days as set forth by Nasdaq or, (iii) if the security is not quoted on Nasdaq, the high bid price as set forth in the National Quotation Bureau sheet listing such securities for such day. Notwithstanding the foregoing, if there is no reported closing price or high bid price, as the case may be, on any of the ten trading days preceding the event requiring a determination of Market Price hereunder, then the Market Price shall be determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

            2.4 EXERCISE PURSUANT TO EXEMPTION. The Holder may only exercise the Warrant if, at the time of exercise, there is an exemption available for the exercise of the warrant established under federal and applicable state laws regulating the offer and sale of securities. The Company agrees to cooperate with the Holder in establishing such exemption, and the Company will provide the Holder with an investment letter prior to the time of exercise to assist the Holder in establishing the availability of appropriate exemptions.

      3. DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within fifteen business days thereafter, the Company at its own expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which such Holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then current Market Price of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 4 or otherwise.

            4. ADJUSTMENT FOR DIVIDENDS AND STOCK SPLITS. If the Company shall at any time or from time to time while the Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares into a smaller number of shares or issue by reclassification (or by way of a forward or reverse stock split) of its outstanding shares of Common Stock any shares of its capital stock, then the number of Warrant Shares purchasable upon exercise of the Warrant and the Purchase Price per share in effect immediately prior to the date upon which such change shall become effective, shall be adjusted by the Company so that the Holder thereafter exercising the Warrant shall be entitled to receive the number of shares of Common Stock or other capital stock which the Holder would have received if the Warrant had been exercised immediately prior to such event. Such adjustment shall be made successively whenever any event listed above shall occur. An adjustment shall become effective immediately after the record date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

      5. MERGER. If notice has been given as provided in Section 9, this Warrant shall terminate upon the occurrence of a transaction described in
Section 9(b) with an entity which is not an Affiliate of the Company and in which the stock of the Company is changed into the right to receive cash, property or the securities of the other entity.

      6.    OTHER ADJUSTMENTS.

            6.1 GENERAL. In any case in which Section 4 hereof is not applicable, where the Company shall issue or sell shares of its Common Stock after the Original Issue Date to any Affiliate of the Company (an ?Affiliate Sale?) for a consideration per share less than the Purchase Price per share then in effect (the "Prior Exercise Price") then the Purchase Price per share in effect hereunder shall be decreased to an amount equal to the Prior Exercise Price multiplied by a fraction, the numerator of which is the sum of
(x) the total number of shares of Common Stock outstanding immediately prior to such issuance and (y) the number of shares of Common Stock which the aggregate consideration received from Affiliates in the Affiliate Sale would purchase at the Prior Exercise Price, and the denominator of which is the sum of (a) the total number of shares of Common Stock outstanding immediately prior to the Affiliate Sale plus (b) the number of shares of Common Stock issued or deemed to be issued to Affiliates in the Affiliate Sale. In the event of an adjustment to the Purchase Price per share under this Section 6.1, the number of shares of Common Stock issuable upon exercise hereof shall be increased so that the aggregate exercise price of this Warrant is not reduced as a result of such reduction of

Purchase Price per share.

            6.2 CONVERTIBLE SECURITIES. (a) In case the Company shall issue or sell any securities convertible into Common Stock of the Company which would result in an adjustment pursuant to Section 4 or 6.1, above ("Convertible Securities") after the date hereof, there shall be determined the price per share for which Common Stock is issuable upon the conversion or exchange thereof, such determination to be made by dividing (a) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (b) the maximum number of shares of Common Stock of the Company issuable upon the conversion or exchange of all of such Convertible Securities.

            (b) If the price per share so determined is nominal or zero, then this Warrant shall be adjusted pursuant to Section 4 above. If the price per share so determined is less than Prior Exercise Price and the issuance is subject to Section 6.1 above, then the Warrant shall be adjusted pursuant to Section 6.1 above, provided further, that upon the expiration of such rights of conversion or exchange of such Convertible Securities, if any thereof shall not have been exercised, the adjusted Purchase Price per share shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were issued or sold upon the conversion or exchange of such Convertible Securities, and that they were issued or sold for the consideration actually received by the Company upon such conversion or exchange, plus the consideration, if any, actually received by the Company for the issue or sale of all of such Convertible Securities which shall have been converted or exchanged.

            6.3 RIGHTS AND OPTIONS. (a) In case the Company shall grant any rights or options to subscribe for, purchase or otherwise acquire Common Stock, there shall be determined the price per share for which Common Stock is issuable upon the exercise of such rights or options, such determination to be made by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, by (ii) the maximum number of shares of Common Stock of the Company issuable upon the exercise of such rights or options.

            (b) If the price per share so determined is nominal or zero, then this Warrant shall be adjusted pursuant to Section 4 above. If the price per share so determined is less than Prior Conversion Price and the issuance is subject to Section 6.1 above, then the Warrant shall be adjusted pursuant to Section 6.1 above, provided that, if such rights or options shall by their terms provide for an increase or increases or decrease or decreases, with the passage of time, in the amount of additional consideration payable to the Company upon the exercise thereof, the adjusted Purchase Price per share shall, forthwith upon any such increase or decrease becoming effective, be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were those issued or sold upon the exercise of such rights or options and that they were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised.

            (c) The provisions of this Section 6.3 and Section 6.1 shall not apply to any stock option, warrant or convertible security issued to an Affiliate prior to the date hereof or any stock option hereafter issued to an Affiliate at an exercise price per share not less than the Market Price on the date of grant.

            6.4 SILICON PURCHASE. If the Holder fails to perform in whole or in part its obligations under Article III of the Asset Purchase Agreement dated as of November 30, 1999 between the Holder and the Company, and such failure continues for a period of 30 days after notice from the Company to the Holder, the number of Underlying Securities shall be multiplied by a fraction, the numerator of which is the quantity (in kiligrams) of Silicon-28 actually delivered in accordance with the provisions of such Article III and the denominator of which is 200.

      7. FURTHER ASSURANCES. The Company will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock upon the exercise of all Warrants from time to time outstanding.

      8. ACCOUNTANTS' CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the shares of Common Stock issuable upon the exercise of the Warrants, the Company at its expense will promptly cause the Company's regularly retained auditor to compute such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, and the number of shares of Common Stock outstanding or deemed to be outstanding.
The Company will forthwith mail a copy of each such certificate to each Holder.

      9.    NOTICES OF RECORD DATE, ETC.  In the event of

            (a) any taking by the Company of a record of the Holders of any class of securities for the purpose of determining the Holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

            (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other Person, or

            (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then and in each such event the Company will mail or cause to be mailed to each Holder of a Warrant a notice specifying

      (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right,

      (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the Holders of record of Underlying Securities (if the Warrant were exercised prior to such date) shall be entitled to exchange their shares of Underlying Securities for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and

      (iii) the amount and character of any stock or other securities, or rights options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the Persons or class of Persons to whom such proposed issue or grant is to be offered or made.

Such notice shall be mailed at least 20 days prior to the date therein specified.

      10.   RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANTS.
The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants, all shares of Common Stock (or other securities) from time to time issuable upon the exercise of the Warrants.

      11. LISTING ON SECURITIES EXCHANGES. In furtherance and not in limitation of any other provision of this Warrant, if the Company at any time shall list any Common Stock on any national securities exchange and shall register such Common Stock under the Exchange Act, the Company will, at its expense, simultaneously list the Underlying Securities on such exchange or Nasdaq, upon official notice of issuance upon the exercise of the Warrants, and maintain such listing of all shares of Common Stock from time to time issuable upon the exercise of the Warrants; and the Company will so list on any national securities exchange or Nasdaq, will so register and will maintain such listing of, any Other Securities if and at the time that any securities of like class or similar type shall be listed on such national securities exchange or Nasdaq by the Company.

      12. EXCHANGE OF WARRANTS. Subject to the provisions of Section 17, upon surrender for exchange of any Warrant, properly endorsed, to the Company, as soon as practicable (and in any event within three business days) the Company at its own expense will issue and deliver to or upon the order of the Holder thereof a new Warrant or Warrants of like tenor, in the name of such Holder or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

      13. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at is expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

      14. WARRANT AGENT. The Company may, by written notice to each Holder of a Warrant, appoint an agent having an office in New York, New York or Denver, Colorado, for the purpose of issuing Common Stock (or Other Securities) upon the exercise of the Warrants pursuant to Section 2, exchange of Warrants pursuant to Section 12, and replacement of Warrants pursuant to
Section 13, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

      15. REMEDIES. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

      16. NOTICES, ETC. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, or overnight carrier service, at such address as may have been furnished to the Company in writing by such Holder, or, until an address is so furnished, to and at the address of the last Holder of this Warrant who has so furnished an address to the Company.

      17. COMPLIANCE WITH THE SECURITIES ACT OF 1933. Any transfer of this Warrant or the Underlying Securities must be made in conformity with the Securities Act of 1933, as amended, and then only against receipt of an agreement of such Person to whom such offer or sale is made to comply with the provisions of this Section 17 with respect to any resale or other disposition of such security. The Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant or similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.

      18. PAYMENT OF TAXES. The Company will not be obligated to pay or provide for any income or other taxes which are assessable or which may accrue on the exercise of the Warrant. The Holder shall be solely responsible for income taxes due under federal or state law, if any such tax is due.

      19.   OPTIONAL REDEMPTION OF WARRANTS

            (a) The Company, at its option, may call the Warrants represented by this Agreement, in whole or in part, for redemption upon not less than 20 days' notice nor more than 60 days' notice at any time after the Market Price shall have equaled or exceeded $7.50 per share for 20 consecutive trading days. The Redemption Price is and will be $.10 per Warrant.

            (b) In the event that fewer than all the outstanding Warrants are to be redeemed, the shares to be redeemed will be determined pro rata or by lot, in the sole discretion of the Company.

            (c) The notice required by Subsection (a), above (the "Redemption Notice"), must be in writing, and must set forth: (i) the Redemption Date (which may be no less than 20 days nor more than 60 days after the notice); (ii) the address to which any notification of exercise of the Warrant prior to the Redemption Date must be sent; and (iii) other information the Company determines to include in such notification.

            (d)   On or before any Redemption Date, the Holder must either
(i) exercise the Warrant in accordance with the terms hereof; or (ii) surrender the Warrant for redemption to the Company in accordance with the terms of the Redemption Notice.

            (e) On the Redemption Date, regardless whether the Warrants have been surrendered for redemption, all Warrants issued pursuant to this Agreement which are subject to redemption pursuant to the Redemption Notice and which have not been properly exercised prior to the Redemption Date shall be deemed cancelled and of no further force and effect.

            (f) On the first business day following the Redemption Date, the Company shall pay or deliver to any Holder who has not exercised the Warrant in accordance with the terms thereof (or who has only exercised the Warrant in part) and who has delivered the Warrant to the Company in accordance with the terms of the Redemption Notice, the full Redemption Price due such Holder in cash.

            (g) If fewer than all the Warrants represented by any Warrant Agreement are to be redeemed, a new Warrant shall be issued representing the unredeemed Warrants, without cost to the Holder.

            (h) If any Holder whose Warrants are called for redemption fails to surrender the Warrant representing such Warrants, such Holder shall not be entitled to receive payment of the Redemption Price until the Warrant has been surrendered for cancellation. Such Holder will not be entitled to receive any interest on the Redemption Price from the Redemption Date.

      20. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the State of Colorado and shall be construed and enforced in accordance with and governed by the laws of the State of Delaware. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

      21. REGISTRATION, ETC. The Holder shall have the rights to registration of Underlying Securities issuable upon exercise of the Warrants that are set forth in the Registration Rights Agreement, dated the date hereof between the Company and the first Holder of this Warrant (the "Registration Rights Agreement").

      22. SALE OR EXERCISE WITHOUT REGISTRATION. If, at the time of any exercise, transfer or surrender for exchange of a Warrant or of Underlying Securities previously issued upon the exercise of Warrants, such Warrant or Underlying Securities shall not be registered under the Securities Act, the Company may require, as a condition of allowing such exercise, transfer of exchange, that the Holder or transferee of such Warrant or Underlying Securities, as the case may be, furnish to the Company a satisfactory opinion of counsel to the effect that such exercise, transfer or exchange may be made without registration under the Securities Act, provided that the disposition thereof shall at all times be within the control of such Holder or transferee, as the case may be, and provided further that nothing contained in this Section 21 shall relieve the Company from complying with any request for registration pursuant to the Registration Rights Agreement. The first Holder of this Warrant, by acceptance hereof, represents to the Company that it is acquiring the Warrants for investment and not with a view to the distribution thereof.

      23. COMPANY TO REAFFIRM OBLIGATIONS. The Company will, at the time of any exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder any rights (including, without limitation, any right to registration of the Underlying Securities) to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant, provided that if the Holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to offer such Holder any such rights.

      24. EXTENDED EXPIRATION. The right to exercise this Warrant shall expire at 5:00 P.M., New York City time, on the Expiration Date, provided, however, that if the Holders of Warrants issued hereunder have, in accordance with the terms thereof, requested a registration statement pursuant to the Registration Rights Agreement of ninety (90) days or more prior to the Expiration Date and such registration statement has not become effective prior to the Expiration Date then the right to exercise this Warrant shall be extended and shall expire 30 days after the effective date of such registration statement. Alternatively, in the Company?s sole discretion, the Company may redeem the Warrants in accordance with Section 19 above, but the Redemption Price per Warrant in such case will be equal to the difference between Market Price (as determined pursuant to Section 2.3 above) for the period ending on the Expiration Date and the Purchase Price per share.

Dated: November 30, 1999

                                          ISONICS CORPORATION

                                          By:
                                             ------------------------------
                                                James E. Alexander,
                                                President

[Corporate Seal]



Attest:
       ------------------------------
         Brantley, J. Halstead,
         Secretary

                                FORM OF SUBSCRIPTION

                    (To be signed only upon exercise of Warrant)





To:  ISONICS CORPORATION


      The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, __*_____ shares of Common Stock of Isonics Corporation, and herewith makes payment of $ * therefor, and requests that the certificates for
such shares be issued in the name of, and delivered to,                        ,
whose address is

Dated:

                                    --------------------------------------------
                                    (Signature must conform in all
                                    respects to name of Holder as
                                    specified on the face of the
                                    Warrant)



                                    --------------------------------------------
                                    (Address)





* Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

                                 FORM OF ASSIGNMENT

                    (To be signed only upon transfer of Warrant)



      For value received, the undersigned hereby sells, assigns and transfers unto ___________________________ the right represented by the within Warrant to purchase ___________________ shares of Common Stock of Isonics Corporation to which the within Warrant relates, and appoints __________________ Attorney to transfer such right on the books of Isonics Corporation with full power of substitution in the premises.

Dated:



                                    --------------------------------------------
                                    (Signature must conform in all
                                    respects to name of Holder as
                                    specified on the face of the
                                    Warrant)



                                    --------------------------------------------
                                    (Address)



----------------------------------
Signature guaranteed by a Bank
or Trust Company having its
principal office in New York City
or by a Member Firm of the New
York or American Stock Exchange